Fund Participation Agreement

This Fund Participation Agreement (“Agreement”), dated as of the 16th day of December, 1998 is made by and between Nationwide Life Insurance Company and/or Nationwide Life and Annuity Insurance Company (separately or collectively “Nationwide”) on behalf of the Nationwide separate accounts identified on Exhibit A which is attached hereto and may be amended from time to time (“Variable Accounts”), and Evergreen Variable Annuity Trust and Evergreen Equity Trust (collectively the “Funds” and/or “Evergreen”), upon which the parties hereto may mutually agree to amend from time to time and which the Funds will make available to serve as an underlying investment medium for variable annuity contracts and/or variable life insurance policies (collectively referred to herein as the “Contracts”) as set forth in Exhibit A, subject to the following conditions.

WHEREAS, the Contracts allow for the allocation of net amounts received by Nationwide to separate sub-accounts of the Variable Accounts for investment in shares of the Funds and other similar funds; and

WHEREAS, selection of a particular sub-account (corresponding to a particular Fund) is made by the Contract owner; or, in the case of certain group Contracts, by participants in various types of retirement plans which have purchased such group Contracts, and such Contract owners and/or participants may reallocate their investment options among the sub-accounts of the Variable Accounts in accordance with the terms of the Variable Accounts in accordance with the terms of the Contracts; and

WHEREAS, Nationwide and Evergreen mutually desire the inclusion of the Funds as underlying investment median for variable life insurance policies and/or variable annuity contracts (collectively, the “Contracts”) issued by Nationwide;

NOW THEREFORE, Nationwide and Evergreen, in consideration of the promises and undertakings described herein, agree as follows.

1.
Nationwide represents and warrants that the Variable Accounts have been established and are in good standing under Ohio Law; and the Variable Accounts have been registered as unit investment trusts under the Investment Company Act of 1940 (the “1940 Act”) or are exempt from registration pursuant to section 3(c)(11) of the 1940 Act;

2.
Each party recognizes that the services provided for under this Agreement are not exclusive and that the same skill will be used in performing services in similar contexts.  Nationwide will use its best efforts to give equal emphasis and promotion to shares of the Fund as is given to other underlying investments of the Variable Accounts.

3.
Subject to the terms and conditions of this Agreement, Nationwide shall be appointed to, and agrees, to act as a limited agent of Evergreen, for the sole purpose of receiving instructions for the purchase and redemption of Fund shares (from Contract owners or participants making investment allocation decisions under the Contracts) prior to the close of regular trading each Business Day.  “Business Day” shall mean any day on

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which the New York Stock Exchange is open for trading and on which the Funds calculate their net asset value as set forth in the Funds’ most recent Prospectuses and Statements of Additional Information.  Except as particularly stated in this paragraph, Nationwide shall have no authority to act on behalf of Evergreen or to incur any cost or liability on its behalf.

Evergreen, through its service providers, will use its reasonable best efforts to provide closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 7:00 p.m. Eastern Time each Business Day to Nationwide.  Nationwide shall use this data to calculate unit values.  Unit values shall be used to process that same Business Day’s Variable Account transactions.  Orders for purchases or redemptions shall be placed with Evergreen or its specified agent no later than 9:00 a.m. the next business day in order to get the net asset value of the previous business day.  Orders for shares of Funds shall be accepted at the time they are received by Evergreen or its specified agent and at the net asset value price determined as of the close of trading on the previous Business Day.  Evergreen or its specified agent will not accept any order made on a conditional basis or subject to any delay or contingency.  Nationwide shall only place purchase orders for shares of Funds on behalf of its customers whose addresses recorded on Nationwide’s books are in a state or other jurisdiction in which the Funds are registered or qualified for sale, or are exempt from registration or qualification as confirmed in writing by Evergreen or its specified agent.

Payment for net purchases shall be wired to a custodial account designated by Evergreen and payment for net redemptions will be wired to an account designated by Nationwide.  Dividends and capital gain distributions shall be reinvested in additional Fund shares at net asset value.  Notwithstanding the above, Evergreen or its specified agent shall not be held responsible for providing Nationwide with ex-date net asset value, change in net asset value, dividend or capital gain information when the New York Stock Exchange is closed, when an emergency exists making the valuation of net assets not reasonably practicable, or during any period when the Securities and Exchange Commission (“SEC”) has by order permitted the suspension of pricing shares for the protection of shareholders.

Nationwide agrees to provide Evergreen or its specified agent, upon request, written reports indicating the number of shareholders that hold interests in the Funds and such other information (including books and records) that Evergreen or its specified agent may reasonably request or as may be necessary or advisable to enable it to comply with any law, regulation or order.

4.
All expenses incident to the performance by Evergreen under this Agreement shall be paid by Evergreen.  Evergreen shall promptly provide Nationwide, or cause Nationwide to be provided with, a reasonable quantity of the Funds’ Prospectuses, Statements of Additional Information and any supplements.

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Nationwide will bear the responsibility and correlative expense for administrative and support services for Contract owners.  Evergreen recognizes Nationwide as the sole shareholder of shares of the Funds issued under this Agreement.

5.
Nationwide and its agents shall make no representations concerning the Funds or Fund shares except those contained in the Funds’ then current Prospectuses.  Statements of Additional Information or other documents produced by Evergreen (or an entity on its behalf) which contain information about the Funds.  Nationwide agrees to allow at least ten days for Evergreen to review any advertising and sales literature drafted by Nationwide (or agents on its behalf) with respect to the Funds prior to submitting such material to any regulator.

6.
Evergreen and Nationwide hereby agree and represent that each currently believe that their information technology systems will be Year 2000 Compliant in accordance with the Year 2000 Compliance requirements of the SEC and the National Association of Securities Dealers (“NASD”).  Each party shall notify the other if there is a change in the status of their informational technology systems or upon having a reasonable basis for believing that their informational technology systems will not be Year 2000 Complaint.  Evergreen agrees to provide Nationwide with written assurances by May 1, 1999, that their systems or software will be Year 2000 Compliant.  Evergreen is aware that failure to be in compliance with Year 2000 requirements can result in termination of this agreement.

“Year 2000 Complaint” or “Year 2000 Compliance” shall mean that the systems or software in question shall be able to accurately process date or date-related data, without creating any logical or mathematical inconsistencies, from, into and between the twentieth and twenty-first centuries, when used in accordance with the specifications set forth for such systems or software; provided, however, that neither party shall be responsible for any failure of its systems or software to be Year 2000 Compliant which is caused by or related to the interaction or interface of such systems or software with the systems or software of a third party which are not Year 2000 Compliant.

7.
Evergreen represents that the Funds are currently qualified as regular investment companies under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and that the Funds shall make every effort to maintain such qualification.  Evergreen shall promptly notify Nationwide upon having a reasonable basis for believing that the Funds have ceased to so qualify, or that they may not qualify as such in the future.

Evergreen represents that the VA Funds currently comply with the diversification requirements pursuant to Section 817(h) of the Code and Section 1.817-5(b) of the Federal Tax Regulations and that Evergreen will make every effort to maintain the VA Funds’ compliance with such diversification requirements, unless the Funds are otherwise exempt from Section 817(h) and/or except as otherwise disclosed in each Fund’s prospectus.  Evergreen will notify Nationwide promptly upon having a reasonable basis for believing that the VA Funds have ceased to so qualify, or that the VA Funds

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might not so qualify in the future.  Unless otherwise exempt, Evergreen shall provide to Nationwide a statement indicating compliance by the VA Funds with Section 817(h) to be received by Nationwide no later than twenty-five (25) days following the end of each calendar quarter.

Nationwide represents that the Contracts are currently treated as annuity contracts or life insurance policies, whichever is appropriate under applicable provisions of the Code, and that it shall make every effort to maintain such treatment.  Nationwide will promptly notify Evergreen upon having a reasonable basis for believing that the Contracts have ceased to be treated as annuity contracts or life insurance policies, or that the Contracts may not be so treated in the future.

Unless a Fund is exempt from the requirements of Section 817(h), Nationwide represents that each Variable Account is a “segregated asset account” and that interests in each Variable Account are offered exclusively through the purchase of a “variable contract,” within the meaning of such terms pursuant to Section 1.817-5(f)(2) of the Federal Tax Regulations, that it shall make every effort to continue to meet such definitional requirements, and that it shall notify Evergreen immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they may not be met in the future.

Nationwide represents and warrants that the Contracts are, or will be, registered under the 1933 Act to the extent required by the 1933 Act prior to any issuance or sale of the Contracts, the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state law, and the sale of the Contracts will comply in all material respects with state insurance suitability requirements.

8.
Within five (5) Business Days after the end of each calendar month, Evergreen shall provide Nationwide a monthly statement of account, which shall confirm all transactions made during that particular month in the Variable Accounts.

9.
Nationwide agrees to inform Evergreen of the existence of or any potential for any material conflict of interest between the interests of the Contract owners of the Variable Account investing in the Funds and/or any other separate account of any other insurance company investing in the Funds.  A material irreconcilable conflict may arise for a variety of reasons, including but not limited to:

(a)	an action by any state insurance or other regulator authority;
(b)
a change in applicable federal or state insurance, tax or securities laws or regulations, public ruling, private letter ruling, or any similar action by insurance, tax or securities regulatory authorities;

(c)	an administrative or judicial decision in any relevant proceeding;
(d)	the manner in which the investments of any Fund are being managed; or
(e)	a difference in voting instructions given by Contract owners or by contract owners of different life insurance companies currently utilizing the Funds.

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It is agreed that if it is determined by a majority of the members of the Board of Trustees of the Funds, or a majority of its disinterested Trustees, that a material conflict exists affecting Nationwide, Nationwide shall, at its own expense, take whatever steps necessary to remedy or eliminate such material conflict, which steps may include, but are not limited to:

(a)	withdrawing the assets allocable to some or all of the separate account from the Funds and
(i)	reinvesting such assets in a different investment medium, including another Fund; or
(ii)
submitting the question of whether such segregation should be subjected to a vote of all affected Contract owners, which may result in segregating the assets of any particular group (i.e., annuity Contract owners, variable life insurance Contract owners or qualified Contract owners) that votes in favor of such segregation or offering to the affected Contract owners the option of making such a change; or

(b)	establishing a new registered management investment company or managed separate account and obtaining any necessary approvals or orders of the SEC in connection therewith.

Evergreen agrees to inform Nationwide of the existence of or any potential for any material conflict of interest and any possible implications of the same.  A material irreconcilable conflict may arise for a variety of reasons, including but not limited to:

(a)	an action by any state regulatory authority;
(b)	a change in applicable federal or state insurance, tax or securities laws or regulations, public ruling, private letter ruling, or any similar action by insurance, tax or regulatory authorities;
(c)	an administrative or judicial decision in any relevant proceeding; or
(d)	the manner in which the investments of any Fund are being managed.

It is agreed that if it is determined by Nationwide that a material conflict exists affecting Evergreen, Evergreen shall, at its own expense, take whatever steps are necessary to remedy or eliminate such material conflict.

10.	This Agreement shall terminate as to the sale and issuance of new Contracts:

(a)	at the option of Nationwide or Evergreen upon at least 60 days advance written notice to the other;
(b)
at any time, upon Evergreen’s election, if the Funds determine that liquidation of the Funds is in the best interest of the Funds and their beneficial owners.  Reasonable advance notice of election to liquidate shall be furnished by Evergreen to permit the substitution of Fund shares with the shares of another investment company pursuant to SEC regulation;

(c)	if the Contracts are not treated as annuity contracts or life insurance policies by the applicable regulators or under applicable rules or regulations;

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(d)	if the Variable Accounts are not deemed “segregated asset accounts” by the applicable regulators or under the applicable rules or regulations;
(e)
at the option of Nationwide, if Fund shares not available for any reason to meet the requirements of Contracts as determined by Nationwide.  Reasonable advance notice of election to terminate (and time to cure) shall be furnished by Nationwide;

(f)
at the option of Nationwide or Evergreen, upon institution of relevant formal proceedings against the broker-dealer(s) marketing the Contracts, the Variable Accounts, Nationwide or the Funds by the NASD, IRS, the Department of Labor, the SEC, state insurance departments or any other regulatory body;

(g)
upon a decision by Nationwide, in accordance with regulations of the SEC, to substitute such Fund shares with the shares of another investment company for Contracts for which the Fund shares have been selected to serve as the underlying investment medium.  Nationwide shall give at least 60 days written notice to the Funds and Evergreen of any proposal to substitute Fund shares;

(h)	upon assignment of this Agreement unless such assignment is made with the written consent of each other party; and
(i)
in the event Fund shares are not registered, issued or sold pursuant to Federal Law, or such law precludes the use of Fund shares as an underlying investment medium of Contracts issued or to be issued by Nationwide.  Prompt written notice shall be given by either party to the other in the event the conditions of this provision occur.

11.	Each notice required by this Agreement shall be given orally and confirmed in writing to:

Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
One Nationwide Plaza 1-09-V3
Columbus, Ohio 43215
Attention: Senior Vice President – Life Company Operations

With a copy to:

Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
One Nationwide Plaza 1-09-V3
Columbus, Ohio 43215
Attention: Compliance Manager – Securities

Evergreen:

Evergreen Funds
200 Berkeley Street
Boston, Massachusetts 02116-9000
Attention: Legal Department

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And a copy to:

Evergreen Funds
200 Berkeley Street
Boston, Massachusetts 02116-9000
Attention: Charles Marquardt

Any party may change its address by notifying the other party(ies) in writing.

12:
So long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, Nationwide shall distribute all proxy material furnished by Evergreen (provided that such material is received by Nationwide at least 10 business days prior to the date scheduled for mailing to Contract owners) and shall vote Fund shares in accordance with instructions received from the Contract owners who have such interests in such Fund shares.  Nationwide shall vote the Fund shares for which no instructions have been received in the same proportion as Fund shares for which said instructions have been received from Contract owners, provided that such proportional voting is not prohibited by the Contract owner’s related plan or trust document.  Nationwide and its agents will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Fund shares held for the benefit of such Contract owners.

Nationwide will provide to Evergreen at least one complete copy of each report, solicitation for voting instructions, application for exemption, request for no-action relief, and any amendment to any of the above (or any amendment to the registration statement, prospectus, statement of additional information, piece of sales literature or other promotional material (that relates to the Contracts or the Account, contemporaneously with the filing of the document with the Commission, the NASD, or other regulatory authorities.

Evergreen will provide to Nationwide at least one complete copy of each report, solicitation for voting instructions, application for exemption, request for no-action relief, and any amendment to any of the above (or any amendment to the registration statement, prospectus, statement of additional information, piece of sales literature or other promotional material) that relates to the Contracts or the Account, contemporaneously with the filing of the document with the Commission, the NASD, or other regulatory authorities.

13.
(a)
Nationwide agrees to reimburse and/or indemnify and hold harmless Evergreen and each of its directors, officers, employees, agents and each person, if any, who controls Evergreen within the meaning of the Securities Act of 1933 (the “1933 Act”) (collectively, “Affiliated Party”) against any losses, claims, damages, liabilities, or expenses, including amounts paid in settlement with the written consent of Nationwide (“Losses”), to which Evergreen or any such Affiliated Party may become

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      subject, under the 1933 Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon, but not limited to:
(i)	any untrue statement or alleged untrue statement of any material fact contained in information furnished by Nationwide;
(ii)
the omission or the alleged omission to state in the Registration Statements or Prospectuses of the Variable Accounts a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iii)	conduct, statements or representations of Nationwide or its agents, with respect to the sale and distribution of Contracts for which Fund shares are an underlying investment;
(iv)	the failure of Nationwide to provide the services and furnish the materials under the terms of this Agreement;
(v)	a breach of this Agreement or of any of the representations contained herein;
(vi)	any failure to registered the Contracts or the Variable Accounts under federal or state securities laws, state insurance laws or to otherwise comply with such laws, rules, regulations or orders; or
(vii)	wrong conduct in administration of the Contracts or Variable Accounts.

Provided however, that Nationwide shall not be liable in any such case to the extent any such statement, omission or representation or such alleged statement alleged omission or alleged representation was made in reliance upon and in conformity with written information furnished to Nationwide by or on behalf of Evergreen specifically for use therein.

Nationwide shall reimburse any legal or other expenses reasonably incurred by Evergreen or any Affiliated Party in connection with investigating or defending any such Losses, provided, however, that Nationwide shall have prior approval of the use of said counsel or the expenditure of said fees.

This indemnity agreement shall be in addition to any liability which Nationwide may otherwise have.

(b)
Evergreen agrees to indemnify and hold harmless Nationwide and each of its directors, officers, employees, agents and each person, (collectively, “Nationwide Affiliated Party”), who controls Nationwide within the meaning of the 1933 Act against any Losses to which Nationwide or any such Nationwide Affiliated Party may become subject, under the 1933 Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon, but not limited to:

(i)
any untrue statement or alleged untrue statement of any material fact contained in any information furnished by Evergreen, including but not limited to, the Registration Statements, Prospectuses or sales literature of the Funds;

(ii)
the omission or the alleged omission to state in the Registration Statements or Prospectuses of the Funds a material fact required to be stated therein or necessary to make the statements therein not misleading;

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(iii)
Evergreen’s failure to keep the Funds fully diversified and qualified as regulated investment companies as required by the applicable provisions of the Code, the 1940 Act, and the applicable regulations promulgated thereunder;

(iv)	the failure of Evergreen to provide the services and furnish the materials under the terms of this Agreement;
(v)	a breach of this Agreement or of any of the representations contained herein;
(vi)	any failure to register the Funds under federal or state securities laws or to otherwise comply with such laws, rules, regulations or orders; or
(vii) wrongful conduct in administration of the Funds.

Provided, however, that Evergreen shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an act or omission of Nationwide or untrue statement or omission or alleged omission made in conformity with written information furnished to Evergreen by Nationwide specifically for use therein.

Evergreen shall reimburse any reasonable legal or other expenses reasonably incurred by Nationwide or any Nationwide Affiliated Party in connection with investigating or defending any such Losses, provided, however, that Evergreen shall have prior approval of the use of said counsel or the expenditure of said fees.

This indemnity agreement will be in addition to any liability which Evergreen may otherwise have.

(c)
Each party shall promptly notify the other party(ies) in writing of any situation which presents or appears to involve a claim which may be the subject of indemnification under this Agreement and the indemnifying party so elects, it shall notify the indemnified party and shall assume the defense of such claim, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party’s expense, in the defense of such claim.  Notwithstanding the foregoing, the indemnified party shall be entitled to participate in the defense of such claim at its own expense through counsel of its own choosing.  Neither party shall admit to wrongdoing nor make any compromise in any action or proceeding which may result in finding of wrongdoing by the other party without the other party’s prior written consent.  Any notice given by the indemnifying party to an indemnified party or participation in or control of the litigation of any such claim by the indemnifying party shall in no event be deemed to be an admission by the indemnifying party of culpability, and the indemnifying party shall be free to contest liability among the parties with respect to the claim.

This section shall survive the expiration or termination of this Agreement.

14.
The forbearance or neglect of any party to insist upon strict compliance by another party with any of the provisions of this Agreement, whether continuing or not, or to declare a forfeiture of termination against the other parties, shall not be construed as a waiver of any of the rights or privileges of any party hereunder.  No waiver of any right or privilege

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of any party arising from any default or failure of performance by any party shall affect the rights or privileges of the other parties in the event of a further default or failure of performance.

15.
This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Massachusetts, without respect to its choice of law provisions and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

16.
Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.  Except as particularly set forth herein, neither party assumes any responsibility hereunder, and will not be liable to the other for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

17.
Nationwide acknowledges that the identity of Evergreen’s (and its affiliates’ and/or subsidiaries’) customers and all information maintained about those customers constitute the valuable property of Evergreen.  Nationwide agrees that, should it come into contact or possession of any such information (including, but not limited to, lists or compilations of the identity of such customers), Nationwide shall hold such information or property in confidence and shall not use, disclose or distribute any such information or property except with Evergreen’s prior written consent or as required by law or judicial process.

Evergreen acknowledges that the identity of Nationwide’s (and its affiliates’ and/or subsidiaries’) customers and all information maintained about those customers constitute the valuable property of Nationwide.  Evergreen agrees that, should it come into contact or possession of any such information (including, but not limited to, lists or compilations of the identify of such customers), Evergreen shall hold such information or property in confidence and shall not use, disclose or distribute any such information or property except with Nationwide’s prior written consent or as required by law or judicial process.

This section shall survive the expiration or termination of this Agreement.

18.	Nothing in this Agreement shall be deemed to create a partnership or joint venture by and among the parties hereto.

19.	This Agreement supersedes any and all prior Fund Participation Agreements made by and between the parties.

20.	Except to amend Exhibit A, or as otherwise provided in this Agreement, this Agreement may not be amended or modified except by a written amendment executed by each of the parties.

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21.	This Agreement shall be binding upon and inure to the benefit of the parties’ respective successors.

22.
This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

NATIONWIDE LIFE INSURANCE COMPANY AND
NATIONWIDE LIFE AND ANNUITY INSURANCE
COMPANY

________________________________________________
Date: ______________	By:	Joseph P. Rath
Title:	Vice President
Office of Product and Market Compliance

EVERGREEN VARIABLE ANNUITY TRUST AND
EVERGREEN EQUITY TRUST ON THEIR BEHALF
AND ON BEHALF OF THE PORTFOLIOS SET
FORTH IN EXHIBIT A

________________________________________________
Date: _____________	By:	Michael H. Koonce
Title:	Vice President

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EXHIBIT A

This Exhibit corresponds to the Fund Participation Agreement dated December 16, 1998.

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account –6	-Deferred Variable Annuity Contracts -Variable Life Insurance Policies
Evergreen Variable Trust:
•  Evergreen VA Aggressive Growth Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Strategic Income Fund
Evergreen Equity Trust:
            •    Evergreen Small Cap Equity Income Fund
        (Y Shares)

NACo Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide DC Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)

        -  -

Amendment No. 1 to Exhibit A

This Amendment No. 1 corresponds to the Fund Participation Agreement dated
December 16, 1998

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account –6	-Deferred Variable Annuity Contracts -Variable Life Insurance Policies
Evergreen Variable Trust:
•  Evergreen VA Aggressive Growth Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Strategic Income Fund
•  Evergreen VA Masters Fund
Evergreen Equity Trust:
•  Evergreen Small Cap Equity Income Fund
(Y Shares)

NACo Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide DC Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 1 to Fund Participation Agreement to be executed as of the date(s) set forth below:

                                NATIONWIDE LIFE INSURANCE COMPANY AND
                                NATIONWIDE LIFE AND ANNUITY INSURANCE
                                COMPANY

                                ________________________________________________
Date:  __________                                                                          By:           Joseph P. Rath
                                Title:        Vice President
                                  Office of Product and Market Compliance

                                EVERGREEN VARIABLE ANNUITY TRUST AND
                                EVERGREEN EQUITY TRUST ON THEIR BEHALF
                                AND ON BEHALF OF THE PORTFOLIOS
                                SET FORTH IN EXHIBIT A

                                ________________________________________________
Date:  __________                                                                          By:           Michael H. Koonce
                                    Title:         Vice President

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
HOME OFFICE:  ONE NATIONWIDE PLAZA – COLUMBUS, OH 43215-2220

        -  -

Amendment No. 2 to Exhibit A

This Amendment No. 2 corresponds to the Fund Participation Agreement dated December 16, 1998.

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account –6	-Deferred Variable Annuity Contracts
Evergreen Variable Trust:
•  Evergreen VA Omega Fund*
•  Evergreen VA Capital Growth Fund
•  Evergreen VA Equity Index Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Strategic Income Fund
•  Evergreen VA Masters Fund
•  Evergreen VA Small Cap Value Fund**

NACo Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide DC Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
*formerly Evergreen VA Aggressive Growth Fund
**formerly Evergreen VA Small Cap Equity Income Fund

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 2 to Fund Participation Agreement to be executed as of the date(s) set forth below:

                            NATIONWIDE LIFE INSURANCE COMPANY AND
                            NATIONWIDE LIFE AND ANNUITY INSURANCE
                            COMPANY

                            ________________________________________________
Date:  __________                                                                      By:           Joseph P. Rath
                                Title:         Vice President
                              Office of Product and Market Compliance

                            EVERGREEN VARIABLE ANNUITY TRUST AND
                            EVERGREEN EQUITY TRUST ON THEIR BEHALF
                            AND ON BEHALF OF THE PORTFOLIOS
                            SET FORTH IN EXHIBIT A

                            ________________________________________________
Date:  __________                                                                      By:           Michael H. Koonce
                                Title:          Secretary

        -  -

 Amendment No. 3 to Exhibit A

This Amendment No. 3 corresponds to the Fund Participation Agreement dated December 16, 1998.

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account –6	-Deferred Variable Annuity Contracts
Evergreen Variable Trust
•  Evergreen VA Capital Growth Fund
•  Evergreen VA Equity Index Fund
•  Evergreen VA Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Masters Fund
•  Evergreen VA Omega Fund*
•  Evergreen VA Small Cap Value Fund**
•  Evergreen VA Strategic Income Fund

Nationwide VL Separate Account –D	-Corporate Variable Universal Life Insurance
Evergreen Variable Trust
•  Evergreen VA Equity Index Fund
•  Evergreen VA Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Masters Fund
•  Evergreen VA Omega Fund*
•  Evergreen VA Small Cap Value Fund**
•  Evergreen VA Special Equity Fund
•  Evergreen VA Strategic Income Fund

NACo Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide DC Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
*formerly Evergreen VA Aggressive Growth Fund
**formerly Evergreen VA Small Cap Equity Income Fund

        -  -

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 3 to Fund Participation Agreement to be executed as of the date(s) set forth below:

                                    NATIONWIDE LIFE INSURANCE COMPANY AND
                                    NATIONWIDE LIFE AND ANNUITY INSURANCE
                                    COMPANY

                                    ________________________________________________
Date:  __________                                                                              By:           Joseph P. Rath
                                        Title:         Vice President
                                      Office of Product and Market Compliance

                                    EVERGREEN VARIABLE ANNUITY TRUST AND
                                    EVERGREEN EQUITY TRUST ON THEIR BEHALF
                                    AND ON BEHALF OF THE PORTFOLIOS
                                    SET FORTH IN EXHIBIT A

                                    ________________________________________________
Date:  _________                                                                              By:           Beth Werths
                                      Title:        Assistant Secretary

        -  -

Amendment No. 4 to Exhibit A

This Amendment No. 4 corresponds to the Fund Participation Agreement dated
December 16, 1998.

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account –6	-Deferred Variable Annuity Contracts
Evergreen Variable Trust
•  Evergreen VA Blue Chip Fund
•  Evergreen VA Capital Growth Fund
•  Evergreen VA Equity Index Fund
•  Evergreen VA Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Masters Fund
•  Evergreen VA Omega Fund*
•  Evergreen VA Special Equity Fund
•  Evergreen VA Small Cap Value Fund**
•  Evergreen VA Strategic Income Fund

Nationwide VL Separate Account –D	-Corporate Variable Universal Life Insurance
Evergreen Variable Trust
•  Evergreen VA Equity Index Fund
•  Evergreen VA Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Masters Fund
•  Evergreen VA Omega Fund*
•  Evergreen VA Small Cap Value Fund**
•  Evergreen VA Special Equity Fund
•  Evergreen VA Strategic Income Fund

NACo Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide DC Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
Nationwide Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Trust: Evergreen Income and Growth Fund (Y Shares)
*formerly Evergreen VA Aggressive Growth Fund
**formerly Evergreen VA Small Cap Equity Income Fund

        -  -

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 4 to Fund Participation Agreement to be executed as of the date(s) set forth below:

                                         NATIONWIDE LIFE INSURANCE COMPANY AND
                                         NATIONWIDE LIFE AND ANNUITY INSURANCE
                                         COMPANY

                                        _____________________________________________________
Date:  __________                                                                                      By:           William G. Goslee
                                        Title:         Vice President
                                         Investment Management Relationships

                                        EVERGREEN VARIABLE ANNUITY TRUST AND
                                        EVERGREEN EQUITY TRUST ON THEIR BEHALF
                                        AND ON BEHALF OF THE PORTFOLIOS
                                        SET FORTH IN EXHIBIT A

                                        _____________________________________________________
Date:  _________                                                                                       By:           Beth Werths
                                       Title:        Assistant Secretary

        -  -

Amendment No. 5 to Exhibit A

This Amendment No. 5 corresponds to the Fund Participation Agreement dated
December 16, 1998.

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account –6	-Deferred Variable Annuity Contracts
Evergreen Variable Trust
•  Evergreen VA Blue Chip Fund
•  Evergreen VA Capital Growth Fund
•  Evergreen VA Equity Index Fund
•  Evergreen VA Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Masters Fund
•  Evergreen VA Omega Fund*
•  Evergreen VA Special Equity Fund
•  Evergreen VA Small Cap Value Fund**
•  Evergreen VA Strategic Income Fund

Nationwide VL Separate Account –D	-Corporate Variable Universal Life Insurance
Evergreen Variable Trust
•  Evergreen VA Equity Index Fund
•  Evergreen VA Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Global Leaders Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Growth Fund
•  Evergreen VA Masters Fund
•  Evergreen VA Omega Fund*
•  Evergreen VA Small Cap Value Fund**
•  Evergreen VA Special Equity Fund
•  Evergreen VA Strategic Income Fund

NACo Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund
Nationwide DC Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund
Nationwide Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund
*formerly Evergreen VA Aggressive Growth Fund
**formerly Evergreen VA Small Cap Equity Income Fund

        -  -

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 5 to Fund Participation Agreement to be executed as of the date(s) set forth below:

                                NATIONWIDE LIFE INSURANCE COMPANY AND
                                NATIONWIDE LIFE AND ANNUITY INSURANCE
                                COMPANY

                                _____________________________________________________
Date:  _________                                                                              By:           William G. Goslee
                                      Title:         Vice President
                                Investment Management Relationships

                                EVERGREEN VARIABLE ANNUITY TRUST AND
                                EVERGREEN EQUITY TRUST ON THEIR BEHALF
                                AND ON BEHALF OF THE PORTFOLIOS
                                SET FORTH IN EXHIBIT A

                            _____________________________________________________
Date:  _________                                                                              By:           Sally E. Ganem
                                      Title:        Assistant Secretary

        -  -

Amendment to No. 6 to Exhibit A

This Amendment No. 6 corresponds to the Fund Participation Agreement dated
December 16, 1998.

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account –6	-Deferred Variable Annuity Contracts
Evergreen Variable Annuity Trust
•  Evergreen VA Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Equity Fund*
•  Evergreen VA Omega Fund
•  Evergreen VA Special Values Fund
•  Evergreen VA Special Equity Fund
•  Evergreen VA Strategic Income Fund

Nationwide VL Separate Account –D	Corporate Variable Universal Life Insurance
Evergreen Variable Annuity Trust
•  Evergreen VA Fund
•  Evergreen VA Foundation Fund
•  Evergreen VA Growth and Income Fund
•  Evergreen VA International Equity Fund*
•  Evergreen VA Omega Fund
•  Evergreen VA Special Values Fund
•  Evergreen VA Special Equity Fund
•  Evergreen VA Strategic Income Fund

NACo Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund
Nationwide DC Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund
Nationwide Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund

This amendment reflects the following fund mergers:
•	Evergreen VA Global Leaders Fund into Evergreen VA International Equity Fund
•	Evergreen VA Masters Fund into Evergreen VA Fund
•	Evergreen VA Blue Chip Fund into Evergreen VA Fund
•	Evergreen VA Capital Growth Fund into Evergreen VA Growth and Income Fund
This amendment reflects the following fund name changes:
•	Evergreen VA International Growth Fund to Evergreen VA International Equity Fund
•	Evergreen VA Small Cap Value Fund to Evergreen VA Special Values Fund
This amendment reflects the following fund liquidation:
•	Evergreen VA Equity Index Fund

        -  -

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 6 to Fund Participation Agreement to be effective as of December 5, 2003:

                                        NATIONWIDE LIFE INSURANCE COMPANY AND
                                        NATIONWIDE LIFE AND ANNUITY INSURANCE
                                        COMPANY

                                        _____________________________________________________
Date:  _________                                                                                       By:           William G. Goslee
                                       Title:         Vice President
                                         Investment and Advisory Services

                                        EVERGREEN VARIABLE ANNUITY TRUST AND
                                        EVERGREEN EQUITY TRUST ON THEIR BEHALF
                                        AND ON BEHALF OF THE PORTFOLIOS SET FORTH
                                        IN EXHIBIT A

                                        _____________________________________________________
Date:  ___________                                                                                      By:           Sally E. Ganem
                                          Title:         Assistant Secretary

        -  -

Amendment to No. 7 to Exhibit A

This Amendment No. 7 corresponds to the Fund Participation Agreement dated
December 16, 1998.

Variable Accounts of Nationwide	Corresponding Nationwide Contracts	Corresponding Funds
Nationwide Variable Account –6	-Deferred Variable Annuity Contracts
Evergreen Variable Annuity Trust:
•  Evergreen VA Balanced Fund
•  Evergreen VA Fundamental Large Cap Fund
•  Evergreen VA International Equity Fund
•  Evergreen VA Omega Fund
•  Evergreen VA Special Values Fund
•  Evergreen VA Growth Fund
•  Evergreen VA Strategic Income Fund

Nationwide VL Separate Account –D	Corporate Variable Universal Life Insurance
Evergreen Variable Annuity Trust
•  Evergreen VA Balanced Fund
•  Evergreen VA Fundamental Large Cap Fund
•  Evergreen VA International Equity Fund
•  Evergreen VA Omega Fund
•  Evergreen VA Special Values Fund
•  Evergreen VA Growth Fund
•  Evergreen VA Strategic Income Fund

NACo Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund
Nationwide DC Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund
Nationwide Variable Account	-Group Flexible Fund Retirement Contracts	Evergreen Equity Income Fund

This amendment reflects the following fund mergers:
•	Evergreen VA Special Equity Fund into Evergreen VA Growth Fund
•	Evergreen VA Fund into Evergreen VA Growth and Income Fund
This amendment reflects the following fund name changes:
•	Evergreen VA Growth and Income Fund to Evergreen VA Fundamental Large Cap Fund
•	Evergreen VA Foundation Fund to Evergreen VA Balanced Fund

        -  -

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 7 to Fund Participation Agreement to be effective as of April 18, 2005:

                                    NATIONWIDE LIFE INSURANCE COMPANY AND
                                    NATIONWIDE LIFE AND ANNUITY INSURANCE
                                    COMPANY

                                    _____________________________________________________
Date:  __________                                                                                  By:           Karen R. Colvin
                                    Title:        Officer
                                     Investment and Advisory Services

                                    EVERGREEN VARIABLE ANNUITY TRUST AND
                                    EVERGREEN EQUITY TRUST ON THEIR BEHALF
                                    AND ON BEHALF OF THE PORTFOLIOS SET FORTH
                                    IN EXHIBIT A

                                    _____________________________________________________
Date:  _________                                                                                   By:           Sally E. Ganem
                                   Title:        Assistant Secretary